UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2017

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.E. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California  90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Bylaws

On November 15, 2017, the AECOM Board of Directors (the “Board”) adopted amendments to AECOM’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”) primarily to implement proxy access and to provide stockholders with the right to call a special meeting.  The Board adopted these favorable stockholder measures to provide meaningful new stockholder rights while also safeguarding the long-term interests of AECOM and its stockholders.

Proxy Access — Section 3.5

Section 3.5 has been added to the Bylaws to permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of AECOM’s outstanding common stock continuously for at least three years to nominate and include in AECOM’s proxy materials director nominees not to exceed the greater of (i) 20% of the Board or (ii) two directors, provided that the stockholder(s) and the nominee(s) satisfy the procedural and eligibility requirements specified in the Bylaws.  Proxy access shall be available for stockholders beginning at AECOM’s 2019 Annual Meeting of Stockholders.

Right to Call a Special Meeting of Stockholders — Section 2.4

Section 2.4 has been added to the Bylaws to permit a stockholder, or a group of stockholders, owning 25% or more of AECOM’s outstanding common stock to request a special meeting of stockholders, provided the requesting stockholder(s) satisfy the requirements specified in the Bylaws.

Other Amendments

The Bylaws were also updated to: (i) to require all director nominees to make certain representations about third party compensation and compliance, (ii) updates the advance notice provisions in Sections 2.2 and 3.4, (iii) increase the number of directors required to call a special meeting, (iv) provide that any meeting of the stockholders can be recessed, and (v) address the Board’s authority to adopt rules with respect to the conduct of stockholder meetings.  The amendments also update various provisions to align them with the Delaware General Corporation Law.

The Bylaws were effective upon adoption and were also amended to make certain other clarifications and technical or non-substantive changes.  The foregoing description is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.2 to this Report.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

3.2	Amended and Restated Bylaws of AECOM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: November 16, 2017	By:	/s/ DAVID Y. GAN
David Y. Gan
Senior Vice President, Deputy General Counsel